PRUCO LIFE INSURANCE COMPANY
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

Supplement dated March 28, 2025
to Prospectuses and Updating Summary Prospectuses dated May 1, 2024

This Supplement should be read in conjunction with the current Prospectus and Updating Summary Prospectus (“Prospectus(es)”) for your Annuity and should be retained for future reference. This Supplement is intended to update certain information in the Prospectuses for the variable annuity you own and is not intended to be a prospectus or offer for any other variable annuity that you do not own. Defined terms used herein and not otherwise defined herein shall have the meanings given to them in the Prospectuses and Statements of Additional Information.

Investment Option Update
This Supplement is to inform you that there are changes to a variable investment option that is available in your Annuity. You may not have funds invested in the Portfolio being referenced below, but you are receiving this Supplement because the Portfolio is available to you.

BlackRock Global Allocation V.I. Fund – Class III (the “Portfolio”)
Effective March 19, 2025 (the “Effective Date”), the Current Expenses listed in the table in “Appendix A - Portfolios Available Under the Annuity” were restated as shown below. The Fund Type, Advisor/Subadvisors and Average Annual Total Returns appearing in Appendix A for the Portfolio are not changed.
Portfolio Company	Current Expenses
BlackRock Global Allocation V.I. Fund – Class III♦	1.01%
♦ This information includes annual expenses that reflect temporary or other fee reductions or waivers. Please see the Portfolio prospectus for additional information.

You may wish to consult with your financial professional to determine if your existing allocation instructions should be changed before or after the Effective Date.

If you have any questions or would like another copy of the current Annuity or Portfolio Prospectuses, please go to www.prudential.com/personal/annuities/annuty-prospectuses, or call us at 888-PRU-2888 (888-778-2888) to speak to one of our customer service representatives, Monday – Friday, 8:00 a.m. – 6:00 p.m. Eastern Time.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE

PLAZ-PLNJ-SUP4